John Hancock Funds II Prospectus dated October 17, 2005

Class 1 Shares of the Lifestyle Portfolios

John Hancock Funds II Prospectus dated April 28, 2006

Class 1 Shares of the Absolute Return Portfolio

John Hancock Funds II Prospectus dated October 1, 2006

Class 1 Shares of the Lifecycle Portfolios

Supplement dated November 27, 2006

Disclosure Regarding

Broker Compensation and Revenue Sharing Arrangements

John Hancock Life Insurance Company (U.S.A.) and John Hancock Life Insurance Company of New York (the “John Hancock Insurance Companies”) and certain of their separate accounts that are exempt from SEC registration may use Class 1 shares of John Hancock Funds II (the “Trust”) as an underlying investment medium for exempt group annuity contracts (“Group Contracts”) issued to certain qualified retirement plans (the “Plans”). John Hancock Insurance Companies and their affiliates pay compensation to broker-dealers and insurance agents for the sale of the Group Contracts and also pay compensation to third party administrators (“TPAs”) for the services they provide in connection with the administration of the Plans. To the extent the Insurance Companies and their affiliates pay additional compensation to, and enter into revenue sharing arrangements with, certain broker-dealers, agents or TPAs, the Trust understands that the John Hancock Insurance Companies disclose such compensation and arrangements to the Plans. The Trust also understands that, in the case of Group Contracts issued by John Hancock Insurance Companies, any such compensation or amounts paid under revenue sharing arrangements may be derived, in whole or in part, through 12b-1 distribution fees or through the Adviser’s profit on the advisory fee.

JH2MPS

John Hancock Funds II Prospectus

Dated October 17, 2005

(NAV Shares)

Supplement dated November 27, 2006

Broker Compensation and Revenue Sharing Arrangements

NAV shares of the funds of John Hancock Funds II (the “Trust”) are sold to the Lifestyle Portfolios, the Lifecycle Portfolios and the Absolute Return Portfolio of the Trust, each of which is a fund of funds and may in the future be sold to other Trust fund of funds (collectively, the “Trust Fund of Funds”).

John Hancock Distributors LLC, the distributor of the Trust Fund of Funds (the “Distributor”), pays compensation to broker-dealers for the sale of shares of the Trust Fund of Funds. The Distributor may also pay additional compensation to, and enter into revenue sharing arrangements with, certain broker-dealers. For a description of these compensation and revenue sharing arrangements, see the prospectus and statement of additional information for the Trust Fund of Funds. The compensation paid to broker-dealers and the revenue sharing arrangements may be derived, in whole or in part, through the Adviser’s profit on the advisory fee on Trust funds.

JH2NRS